TAX-FREE TRUST OF ARIZONA
                          Supplement to the Prospectus
                      For Class A Shares and Class C Shares
                                and the Statement
                            of Additional Information
               Dated October 31, 2003, as Previously Supplemented
                       January 2, 2004 and March 23, 2004


     Effective July 1, 2004, the Trust will no longer permit purchase of Class A Shares without sales charge from the proceeds of the redemption of shares in another investment company.

     The following material in the Prospectus describing such purchases under the section "Alternative Purchase Plans," beginning on page 17, is deleted effective July 1, 2004:

     o Sub-paragraph (iii) under "Sales Charges for Purchases of $1 Million or More;" and,

     o    The entire "Certain Investment Companies" sub-section.

     The material in the Statement of Additional Information under the section entitled "Purchase, Redemption, and Pricing of Shares," beginning on page 30, is changed as follows effective July 1, 2004:

     o Subparagraph (iii) under the caption "Sales Charges for Purchases of $1 Million or More of Class A Shares" is deleted;

     o The final paragraph under "Sales Charges for Purchases of $1 Million or More of Class A Shares" shall read as follows: "CDSC Class A Shares do not include Class A Shares purchased without a sales charge as described under "General" below."; and,

     o The captions entitled "Certain Investment Companies" and "Special Dealer Arrangements" are deleted in entirety.


                   The date of this supplement is May 19, 2004